inuvo

Artificial Intelligence Designed for the Future of Advertising. Now.

AI powered programmatic media buying, insights reporting, & media mix modeling

90 associates with offices in San Jose and Little Rock

27 Patents/Pending

Results that beat competitors on average by 67%

inuvo

Safe Harbor Statement / Non-Disclosure

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about expenses, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could cause actual performance or results to differ materially from those expressed in or suggested by forward-looking statements. These statements are based on the current expectations or beliefs of the Company's management and are subject to various known and unknown risks that could cause actual results to differ materially from those described in the forward-looking statements, including, but not limited to, product demand, pricing, market acceptance, changing economic conditions, risks in product and technology development, the effect of the Company's accounting policies, increasing competition, the Company's ability to integrate companies and businesses acquired by it and certain other risk factors, including those that are set forth from time to time in the Company's filings with the United States Securities and Exchange Commission, which may cause the actual results, performance and achievements of the Company to be materially different from any future results, performance and achievements implied by such forward-looking statements.

THE OPPORTUNITY

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The Market Opportunity

US digital advertising spend projected at
$298 billion

https://www.oberlo.com/statistics/us-digital-ad-spending

Programmatic media is a
$168 billion
market

https://www.statista.com/statistics/278727/programmatic-display-ad-spend-in-the-us/

THE ENVIRONMENT

The Current Environment

Consumers are **demanding increased privacy**

Governments are implementing **privacy regulations** at a global scale

Audiences are becoming **difficult to reach** with traditional consumer tracking data

AI that enables targeting the **WHY not the WHO** is the only way forward

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What We Built

IntentKey® is a large-language model that finds your best audiences by reading the entire web.*





It builds custom **IntentKey Models** from patterns & connections to buy media **more effectively.**

*U.S. & Canada Traffic

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ABOUT INTENTKEY

How IntentKey Works


Website
Website
Website
Website


Analysis + Concept Discovery


Concept
Concept
Concept


Ad
Buying Platform

LLM learns

Over **110B pages of content** with **1M+ new** URLs each day

AI analyzes data

Finds **patterns and trends** to understand **WHY** URLs are visited

AI develops models

Understands consumer interests & **WHY** content is consumed via **25+M AI-identified concepts**

Ad shown when WHYs match

AI understands ideal audience and shows ads to **new audiences** with similar concepts

ABOUT INTENTKEY

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Our AI Solves "Why?"

Everyone buys the same WHO-based models.


Urban Living
Male Age 30-45
Dual HHI Income: $140,000
Interested in Technology
College Degree
Married With Two Children (10 And 8)
Frequent Business Traveler
Interested In Fashion


Trouble Sleeping
Wants to Improve Sleep Quality
Has Sleep Apnea
Quality Sleep
Difficulty Breathing
Owns a Snoring Dog
Needs Study Aids
Needs Noise Canceling Headphones
Listens to Music
Lives in a Big City
Short Snout
Live in Northern Geos
Business Traveler

Custom, CONCEPT-based IntentKey Models identify WHY & WHEN interest is shown.

Our AI Understands Campaign Impact

Media Mix Modeling


Channels
+
Client KPI
Revenue
Foot Traffic
Lead Gen
ROAS
ROI
Sales
Model Scoring
+ Training
+ Confidence
Video 15%
Search 8%
LTV 20%
Display 10%
Native 5%
CTV 18%
Audio 12%
Social 12%

1 Information collected about channel spend data + client KPI

2 AI analyzes fluctuations in KPI against fluctuations of channel spend

3 Media mix optimized

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The Inuvo Client

Managed Services

16,000+
Mid-size agencies in the US & Canada

https://www.statista.com/statistics/184810/establishments-in-us-advertising-and-related-services/

Inuvo mid-size market penetration
1%

Self-Service

6
Major Holding companies

80%
Global Media Buying

70%+ Digital → **50%+** Programmatic

GTM Support

42
Growing sales, marketing, & support teams

2023 Press Mentions
40+

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Competitive Advantage


Cookieless AI Models
Inuvo
Trade Desk
Dstillery
Self-Service
Managed Service
Basis
Resonate
Cookie Reliance

FINAL TAKEAWAYS

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We deliver performance that beats incumbent media by up to 67%

Sampling of Brands

Travel	Miami (Greater Miami and the Beaches), Southwest, Wynn Resorts, Arizona Office of Tourism, Holiday Inn Club Vacations, Disney
Non-Profit	No Kid Hungry, American Heart Association, Make-A-Wish, City of Hope, St. Jude Children's Research Hospital
Technology	Microsoft, dish, Sony Pictures, PlayStation, Bose
Retail	CB2, overstock, Ride Up, 23andMe, Equinox, AMC Theatres
CPG	Real California Milk, 19 Crimes, Marzetti
Auto	Toyota, Mini
Education	St. Olaf College, Tepper Carnegie Mellon University, Army National Guard, DMA Dallas Museum of Art
Finance	Charles Schwab, Plante Moran, MoneyGram
Healthcare	AARP, Progressive, Farm Bureau Insurance

THE MARKET IS CHANGING NOW

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An Attractive Growth Potential


Quarterly Revenue in Millions
$27
$24
$21
$18
$15
$12
$9
$6
$3
$0
$7.6
$9.2
$12.9
$10.6
$12.6
$16.8
$19.7
$18.6
$22.6
$17.0
$17.3
$11.9
$16.7
$24.6
$20.9
Q2-2020
Q3-2020
Q4-2020
Q1-2021
Q2-2021
Q3-2021
Q4-2021
Q1-2022
Q2-2022
Q3-2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4-2023

Compounded quarterly growth of 7.5%. Solid balance sheet with $4.4M cash, no debt, an unused $5M borrowing facility and positive net working capital @ Q4 2023.

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Investment Highlights

A Disruptive, Competitive Market
Inuvo operates in a $168B market, poised to take market share as the obsolescence of cookie & consumer data significantly impacts media spend.

Proven Performance
Inuvo not only solves privacy issues but is a more effective advertising solution overall, delivering performance that beats incumbent media by up to 67%.

Growth & Scalability
Growth expected to scale with new & existing clients, combined with high margins/recurring revenue of SaaS business model.

Big Privacy Changes
Browser privacy started with Safari and Firefox, and Google Chrome is next, opening a window of opportunity for Inuvo's patented, cookieless technology.

Channel Agnostic
Inuvo serves across any digital device, format, and channel including video, mobile, connected TV, linear TV, display, social, search, and native.

Strong Balance Sheet
Inuvo has $4.4M in cash, NWC ratio 1:1, a receivables-based facility of $5M, no debt, an unused line of credit, and no present need to raise capital.